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                                                                   EXHIBIT 10.19



                      TERMINATION OF EMPLOYMENT AGREEMENT


         This Termination of Employment Agreement (the "Agreement"), dated as of October 6, 1995, is made and entered into by and between Dart Group Corporation, a Delaware corporation ("Employer"), and Ronald S. Haft ("Employee").

         WHEREAS, Employer and Employee are parties to that certain Employment Agreement, dated as of August 1, 1993, and as amended as of the date hereof (the "Employment Agreement");

         WHEREAS, Section 7(i) of the Agreement provides that Employer and Employee may terminate the Agreement at any time by mutual written consent; and

         WHEREAS, Employer and Employee each desire to terminate the Employment Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. The Employment Agreement is hereby terminated without any further obligation thereunder on the part of either Employer or Employee and is hereafter of no force and effect.

         2. Employee hereby waives any right to any pro rata portion of any bonus as provided under Section 7(h) of the Employment Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement or caused this Agreement to be executed on its behalf as of the day and year first above written.

                                           DART GROUP CORPORATION


                                           By:  /s/ Robert A. Marmon
                                                -------------------------
                                                Robert A. Marmon
                                                Treasurer and Chief Financial
                                                     Officer

                                                /s/ Ronald S. Haft
                                                -------------------------
                                                Ronald S. Haft